                         Notice of Guaranteed Delivery
                                      for
                      Tender of Limited Partnership Units
                                      of
                      Boston Celtics Limited Partnership
                                      to
                          Castle Creek Partners, L.P.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, MARCH 1, 1999, UNLESS THE OFFER IS EXTENDED.

  This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing limited partnership units (each, a "Unit") of Boston Celtics Limited Partnership, a Delaware limited partnership ("BCLP"), are not immediately available, if the procedure for Book-Entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary (as defined in the Offer to Purchase) prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary. See Section 2 of the Offer to Purchase.

                       The Depositary for the Offer is:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

              By Mail:                                  By Hand:


            P.O. Box 3301                       120 Broadway--13th Floor
     South Hackensack, NJ 07606                    New York, NY 10271
   Attn: Reorganization Department           Attn: Reorganization Department

                             By Overnight Courier:

                                Overpeck Centre
                     85 Challenger Road--Mail Stop: Reorg
                           Ridgefield Park, NJ 07660

     By Facsimile Transmission:                   Confirm by Telephone:


  (For Eligible Institutions Only)

           (201) 296-4293                            (201) 296-4860

                        Banks and Brokers, please call:

                   ChaseMellon Shareholder Services, L.L.C.
                                (800) 953-2497

   For questions, assistance or additional copies of these materials, please contact:

                          Castle Creek Partners, L.P.
                              151 Merrimac Street
                               Boston, MA 02114
                                (617) 854-8065

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Castle Creek Partners, L.P., a Delaware limited partnership, upon, and subject to, the terms set forth in the Offer to Purchase dated January 13, 1999 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Units indicated below pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Certificate No(s). (if available): ____________________________________________

Number of Units: ______________________________________________________________

Check box if Units will be tendered by book-entry transfer at:

 [_]  The Depository Trust Company

Account Number: _______________________________________________________________

Dated: ________________________, 1999

Name(s) of Record Holder(s): __________________________________________________
                                      (Please Type or Print)

Address(es): __________________________________________________________________
                                                                      Zip Code

Area Code and Tel. No.: _______________________________________________________

Signature(s): _________________________________________________________________

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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, (a) represents that the above named person(s) "own(s)" the Units tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) represents that such tender of Units complies with Rule 14e-4 under the Exchange Act, and (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Units tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Units into the Depositary's accounts at The Depository Trust Company with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three New York Stock Exchange trading days after the date hereof.

 Name of Firm: ______________________     ____________________________________
                                                  Authorized Signature



                                          ____________________________________

                                                         Title


 Address: ___________________________     Name: ______________________________
                                                  Please Type or Print

_____________________________________     Title: _____________________________
                             Zip Code


 Area Code and
 Telephone Number: __________________     Dated: _____________________________

 NOTE: DO NOT SEND UNIT CERTIFICATES WITH THIS NOTICE. UNIT CERTIFICATES SHOULD
                    BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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